    As filed with the Securities and Exchange Commission on April 25, 1994

                                                       Registration No. 33-_____

________________________________________________________________________________

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                            _______________________

                                    FORM S-8
                             REGISTRATION STATEMENT
                                     Under
                           THE SECURITIES ACT OF 1933

                             _____________________

                           FIRST AMERICAN CORPORATION
             (Exact name of registrant as specified in its charter)

          Tennessee                                        62-0799975
(State or other jurisdiction of                               (I.R.S. Employer
incorporation or organization)                           Identification Number)


                             FIRST AMERICAN CENTER
                        NASHVILLE, TENNESSEE 37237-0700
                                 (615) 748-2000

         (Address, including zip code, and telephone number, including area code, of registrant's principal executive offices)


                           FIRST AMERICAN CORPORATION
                       1991 EMPLOYEE STOCK INCENTIVE PLAN
                              (Full Title of Plan)


                            MARTIN E. SIMMONS, ESQ.
               EXECUTIVE VICE-PRESIDENT-ADMINISTRATION, SECRETARY
                              AND GENERAL COUNSEL
                           FIRST AMERICAN CORPORATION
                             FIRST AMERICAN CENTER
                        NASHVILLE, TENNESSEE 37237-0700
                                 (615) 748-2000

         (Name, address, including zip code, and telephone number, including area code, of agent for service)


                        CALCULATION OF REGISTRATION FEE


       Title of                                Proposed Maximum      Proposed Maximum
      Securities           Amount to be            Offering              Aggregate             Amount of
   to be Registered         Registered          Price Unit (1)      Offering Price (1)     Registration Fee (1)
  Common Stock, par      1,250,000 shares           $30.13              $37,662,500           $12,987.07
  value $5 share

(1) Estimated solely for the purpose of determining the amount of the registration fee. Such estimates have been calculated in accordance with Rule 457(h) under the Securities Act of 1933, as amended, and are based upon the average of the high and low prices per share of the Registrant's Common Stock as reported on the National Association of Securities Dealers Automated Quotation National Market System on April 19, 1994.

                     REGISTRATION OF ADDITIONAL SECURITIES

         This Registration Statement is filed pursuant to General Instruction E of Form S-8 for the purpose of registering additional shares of common stock, $5.00 par value, therein of First American Corporation, a Tennessee corporation (the "Company"), for the First American Corporation 1991 Employee Stock Incentive Plan.





                           INCORPORATION BY REFERENCE
                       OF EARLIER REGISTRATION STATEMENTS

         The following documents, heretofore filed by the Company with the Securities and Exchange Commission, are hereby incorporated by reference herein:

         The Company's Registration Statement on Form S-8 filed November 29, 1991 (Registration File No. 33-44286).





ITEM 8.  EXHIBITS



EXHIBIT                        DESCRIPTION
- -------                        -----------
NUMBER
- ------
 5   -           Opinion of Counsel, including Counsel's consent, concerning additional securities registered hereunder.

23.1 -           Consent of KPMG Peat Marwick

23.2 -           Consent of Martin E. Simmons (included in Exhibit 5)

                                   SIGNATURES

         The Registrant. Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8, and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in Nashville, Tennessee on April 21, 1994.



                                  FIRST AMERICAN CORPORATION
                                  (Registrant)


                                  By: /s/ Dennis C. Bottorff
                                      ------------------------
                                      Dennis C. Bottorff
                                      President and Chief Executive Officer



         Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.



/s/ Dennis C. Bottorff                             President and Chief Executive                   April 21, 1994
- ----------------------------------                 Officer and Director
Dennis C. Bottorff



/s/ Dale W. Polley                                 Vice Chairman, Principal                        April 21, 1994
- ----------------------------------                 Financial Officer and Director
Dale W. Polley


/s/ Marvin J. Vannatta, Jr.                        Senior Vice President,                          April 21, 1994
- ----------------------------------                 Principal Accounting Officer
Marvin J. Vannatta, Jr.                            and Controller



/s/ Robert A. McCabe, Jr.                          Vice Chairman, President-                       April 21, 1994
- ----------------------------------                 First American Enterprises and
Robert A. McCabe, Jr.                              Director



/s/ Samuel E. Beall                                Director                                        April 21, 1994
- ----------------------------------
Samuel E. Beall


/s/ Earnest W. Deavenport, Jr.                     Director                                        April 21, 1994
- ----------------------------------
Earnest W. Deavenport, Jr.




/s/ Reginald D. Dickson                            Director                                        April 21, 1994
- ----------------------------------
Reginald D. Dickson


/s/ T. Scott Fillebrown, Jr.               Director                                     April 21, 1994
- -----------------------------------
T. Scott Fillebrown, Jr.


                                           Director
- ----------------------------------
James A. Haslam


/s/ Martha R. Ingram                       Director                                     April 21, 1994
- -----------------------------------
Martha R. Ingram


/s/ Walter G. Knestrick                    Director                                     April 21, 1994
- -----------------------------------
Walter G. Knestrick


/s/ Gene C. Koonce                         Director                                     April 21, 1994
- ------------------------------------
Gene C. Koonce


/s/ James R. Martin                        Director                                     April 21, 1994
- -------------------------------------
James R. Martin


/s/ William O. McCoy                       Director                                     April 21, 1994
- -------------------------------------
William O. McCoy


/s/ Roscoe R. Robinson                     Director                                     April 21, 1994
- -------------------------------------
Roscoe R. Robinson


/s/ James F. Smith, Jr.                    Director                                     April 21, 1994
- -------------------------------------
James F. Smith, Jr.


/s/ Cal Turner, Jr.                        Director                                     April 21, 1994
- -------------------------------------
Cal Turner, Jr.


/s/ David K. Wilson                        Director                                     April 21, 1994
- -------------------------------------
David K. Wilson


/s/ Toby S. Wilt                           Director                                     April 21, 1994
- --------------------------------------
Toby S. Wilt


/s/ William S. Wire, II                    Director                                     April 21, 1994
- -------------------------------------
William S. Wire, II

                                 EXHIBIT INDEX


 INDEX                                                                              PAGE NO.
                                                                                    --------
 NUMBER       DESCRIPTION
 ------       -----------
 5 . . . .    Opinion of Counsel, including Counsel's consent, concerning             II-7
              additional securities registered hereunder.

 23.1  . .    Consent of KPMG Peat Marwick.                                           II-9


 23.2  . .    Consent of Martin E. Simmons (included in Exhibit 5).                   II-10

